FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                      UNITED DEVELOPMENT CO., L.P. - 97.0


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97.0, a Tennessee limited partnership (the "First Amendment") is being entered into as of the date written below by and between Harold E. Buehler, Sr. and Jo Ellen Buehler as the general partners (collectively referred to herein as the "General Partner"), WNC Housing Tax Credit Fund VI, Series 6, a California limited partnership as the limited partner (the "Limited Partner"), and WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner"). The General Partner, Limited Partner and Special Limited Partner may collectively be referred to as the Partners or may individually be referred to as a Partner.

                                    RECITALS

     WHEREAS, on August 25, 1997, United Development Co., L.P. - 97.0, a Tennessee Limited Partnership (the "Partnership") recorded a certificate of limited partnership with the Tennessee Secretary of State.

     WHEREAS, on November 25, 1997, a partnership agreement was entered into by and between the General Partner and United Development Corporation as the original limited partner (the "Original Partnership Agreement").

     WHEREAS, on September 22, 1998, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner and for the admission of the Limited Partner and the Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

     NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

     Section 7.2(a) and Section 7.2(b) of the Amended and Restated Agreement of Limited Partnership shall be amended to provide as follows:

     Section 7.2 Capital Contribution of Limited Partner. The Limited Partner shall make a Capital Contribution in the amount of $2,812,622, as may be adjusted in accordance with Section 7.4 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

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     (a) The  obligation  of the Limited  Partner to pay the  aforesaid  Capital
Contribution shall be subject to the satisfaction of the following conditions.

     (1) Prior to the initial Capital Contribution payment the General Partner shall deliver to the Limited Partner:

     (A) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

     (B) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

     (C) a copy of an ALTA owners title insurance policy naming the Limited Partner as a co-insured ("Title Insurance"). The Title Insurance shall be in an amount equal to the appraised value of each unit;

     (D) verification that the Partnership has obtained Insurance required during construction; and

     (E) delivery to the Limited Partner a copy of the recorded grant deed (warranty deed).

     (2) Prior to the due date of each Capital Contribution installment, except the first payment, the General Partner shall deliver to the Limited Partner a fully executed General Partner Certification in the form attached hereto as Exhibit "D" and incorporated herein by this reference.

     (3) Payment referenced in Section 7.2(b)(2) shall be due and payable on November 15, 1998.

     (4) Prior to the Capital Contribution payment referenced in Section 7.2(b)(3) the General Partner shall deliver to the Limited Partner:

     (A) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the housing units in the Project;

     (B) verification that the Partnership has obtained Insurance required during operations; and

     (C) receipt by the Limited Partner of a letter from the contractor stating that all amounts payable to the contractor have been paid in full and that the Project is not in violation of the construction contract.

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     (5)  Prior  to the  Capital  Contribution  payment  referenced  in  Section
7.2(b)(4) the General Partner shall deliver to the Limited Partner:

     (A) the current rent roll;

     (B) copies of all initial tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility as a Qualified Tenant;

     (C) copies of the executed lease agreement with the tenants; and

     (D) copies of all Mortgage documents and Title Insurance in an amount equal to the appraised value of each unit.

     (6) Prior to the Capital Contribution payment referenced in Section 7.2(b)(5) the General Partner shall deliver to the Limited Partner:

     (A) an audited construction cost certification (which includes an itemized cost breakdown); and

     (B) the Accountant's final tax credit certification in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference.

     (7) Prior to the Capital Contribution payment referenced in Section 7.2(b)(6) the General Partner shall deliver to the Limited Partner:

     (A) Internal Revenue Code Form 8609, or any successor form;

     (B) a copy of the declaration of restrictive covenants/extended use agreement entered into between the Partnership and the State Tax Credit Agency; and

     (C) any documents previous not provided to the Limited Partner but required pursuant to this Section 7.2(a) and Sections 14.3(a), (b) and (c).

     (b) Provided the conditions of Section 7.2(a) of this Partnership Agreement
have  been  met,  the  Limited   Partner  shall  make  the   following   Capital
Contributions:

     (1) $1,000,000 shall be payable upon:

     (a) admittance of the Limited Partner into the Partnership;

     (b) receipt by the Limited Partner of the title insurance naming the Limited Partner as co-insured; provided


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     (c) the  conditions set forth in Section 7.2(a) of this Agreement have been met.

     (2) $1,109,466 shall be payable on or before November 15, 1998, provided the conditions set forth in Section 7.2(a) have been met. This Capital Contribution payment shall bear interest equal to 7.00% per annum from the date of this First Amendment until paid in full.

     (3) $421,894 shall be payable upon:

     (a) receipt by the Limited Partner of Insurance verification for the Partnership; provided

     (b) the conditions set forth in Section 7.2(a) have been met.

     (4) $140,631 shall be payable upon:

     (a) achievement by the Project of a Debt Service Coverage of 1.15 for 90 consecutive days; provided

     (b) the conditions set forth in Section 7.2(a) of this Agreement have been met.

     (5) $105,474 shall be payable upon:

     (a) meeting all the conditions set forth in Section 7.2(b)(1) through (3) of this Agreement; provided

     (b) the conditions set forth in Section 7.2(a) of this Agreement have been met.

     (6) $35,157 shall be payable upon:

     (a) meeting all the conditions set forth in Section 7.2(b)(1) through (4) of this Agreement;

     (b) receipt by the Limited Partner of the first year tax return in which Tax Credits are taken; provided

     (c) the conditions set forth in Section 7.2(a) of this Agreement have been met.

     By this First Amendment, the agreement signed and entered into on September 22, 1998 shall change its name to Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97-0 in replacement of the name Second Amended and Restated Agreement of Limited Partnership of United Development Co., - L.P. - 97-0. Such change was due to a typographical error.

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     The  Partnership  shall be  continued  pursuant  to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.

     IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97.0, a Tennessee limited partnership, is made and entered into as of October 2, 1998.

                                GENERAL PARTNER


                                /S/ HAROLD E. BUEHLER, SR.
                                    Harold E. Buehler, Sr.


                               /S/ JO ELLEN BUEHLER
                                   Jo Ellen Buehler


                                LIMITED PARTNER

                                WNC Housing Tax Credit Fund VI, Series 6


                                By:      WNC & Associates, Inc.,
                                         General Partner

                                         By:      /S/ DAVID N. SHAFER
                                                      David N. Shafer,
                                                      Senior Vice President


                                SPECIAL LIMITED PARTNER

                                WNC Housing, L.P.

                                By:      WNC & Associates, Inc.,
                                         General Partner


                                         By:  /S/ DAVID N. SHAFER
                                                  David N. Shafer,
                                                  Senior Vice President



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